Exhibit 99.17

CWABS 2005-3

Assumptions
12-mo Recovery Lag.
Trigger Failing.
Run to Maturity.
100% Servicer Advance.
PPC as given.  (See "PPC" tab.)
Defaults on Top of Prepayment.

-----------------------------------------------------------------------------------------------------------------------------------
                                                    FIXED BONDS
-----------------------------------------------------------------------------------------------------------------------------------
           MF8

                           --------------------------------------------------------------------------------------------------------
40% Severity               Forward LIBOR                                       Static LIBOR for 12 months, spike 400bp
                           --------------------------------------------------------------------------------------------------------
                             Break CDR       Collat Grp Cum Loss        WAL      Break CDR       Collat Grp Cum Loss        WAL
               --------------------------------------------------------------------------------------------------------------------
                   75% PPC          5.77        66,213,183.54 (9.74%)    20.13          4.63        55,297,746.26 (8.13%)    20.78
               --------------------------------------------------------------------------------------------------------------------
                  100% PPC          5.43        51,161,805.40 (7.52%)    16.71          4.56        43,997,810.93 (6.47%)    17.16
               --------------------------------------------------------------------------------------------------------------------
                  135% PPC          5.08        37,934,082.87 (5.58%)    13.01          4.91        36,788,093.79 (5.41%)    13.11
               --------------------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
65% Severity               Forward LIBOR                                       Static LIBOR for 12 months, spike 400bp
                           --------------------------------------------------------------------------------------------------------
                             Break CDR       Collat Grp Cum Loss        WAL      Break CDR       Collat Grp Cum Loss        WAL
               --------------------------------------------------------------------------------------------------------------------
                   75% PPC          3.57       72,001,928.90 (10.59%)    21.61          2.85        59,048,254.22 (8.68%)    22.12
               --------------------------------------------------------------------------------------------------------------------
                  100% PPC          3.35        54,337,829.58 (7.99%)    17.44          2.75        45,381,446.80 (6.67%)    17.97
               --------------------------------------------------------------------------------------------------------------------
                  135% PPC          3.07        38,790,609.59 (5.70%)    13.58          2.97        37,604,252.19 (5.53%)    13.66
               --------------------------------------------------------------------------------------------------------------------


           BF

                           --------------------------------------------------------------------------------------------------------
40% Severity               Forward LIBOR                                       Static LIBOR for 12 months, spike 400bp
                           --------------------------------------------------------------------------------------------------------
                             Break CDR       Collat Grp Cum Loss        WAL      Break CDR       Collat Grp Cum Loss        WAL
               --------------------------------------------------------------------------------------------------------------------
                   75% PPC          5.20        60,865,735.25 (8.95%)    20.60          4.19        50,840,517.82 (7.48%)    21.12
               --------------------------------------------------------------------------------------------------------------------
                  100% PPC          4.87        46,589,863.27 (6.85%)    17.03          4.00        39,200,603.30 (5.76%)    17.33
               --------------------------------------------------------------------------------------------------------------------
                  135% PPC          4.44        33,579,157.15 (4.94%)    13.18          4.13        31,429,363.13 (4.62%)    13.35
               --------------------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
65% Severity               Forward LIBOR                                       Static LIBOR for 12 months, spike 400bp
                           --------------------------------------------------------------------------------------------------------
                             Break CDR       Collat Grp Cum Loss        WAL      Break CDR       Collat Grp Cum Loss        WAL
               --------------------------------------------------------------------------------------------------------------------
                   75% PPC          3.22        65,792,749.33 (9.68%)    21.53          2.59        54,193,954.88 (7.97%)    21.95
               --------------------------------------------------------------------------------------------------------------------
                  100% PPC          3.01        49,300,637.00 (7.25%)    17.77          2.45        40,785,071.65 (6.00%)    18.20
               --------------------------------------------------------------------------------------------------------------------
                  135% PPC          2.73        34,736,961.79 (5.11%)    13.69          2.51        32,083,484.43 (4.72%)    13.83
               --------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                  ARM BONDS
------------------------------------------------------------------------------------------------------------------------------------
           BV

                           ---------------------------------------------------------------------------------------------------------
40% Severity               Forward LIBOR                                       Static LIBOR for 12 months, spike 400bp
                           ---------------------------------------------------------------------------------------------------------
                             Break CDR       Collat Grp Cum Loss        WAL      Break CDR       Collat Grp Cum Loss         WAL
                --------------------------------------------------------------------------------------------------------------------
                   75% PPC          8.59       199,318,401.86 (11.59%)   12.41          5.02        129,550,772.26 (7.53%)    11.46
                --------------------------------------------------------------------------------------------------------------------
                  100% PPC          8.33        156,321,533.22 (9.09%)   11.64          5.16        103,731,481.14 (6.03%)    10.15
                --------------------------------------------------------------------------------------------------------------------
                  135% PPC          7.87        115,356,970.70 (6.71%)    9.71          5.43         82,404,541.75 (4.79%)     9.24
                --------------------------------------------------------------------------------------------------------------------

                           ---------------------------------------------------------------------------------------------------------
65% Severity               Forward LIBOR                                       Static LIBOR for 12 months, spike 400bp
                           ---------------------------------------------------------------------------------------------------------
                             Break CDR       Collat Grp Cum Loss        WAL      Break CDR       Collat Grp Cum Loss         WAL
                --------------------------------------------------------------------------------------------------------------------
                   75% PPC          5.28       219,231,596.98 (12.75%)   12.85          3.06        136,626,140.53 (7.94%)    12.28
                --------------------------------------------------------------------------------------------------------------------
                  100% PPC          5.11        166,954,650.50 (9.71%)   12.03          3.16        108,053,164.52 (6.28%)    10.30
                --------------------------------------------------------------------------------------------------------------------
                  135% PPC          4.83        120,106,992.76 (6.98%)   10.32          3.31         84,204,177.56 (4.90%)     9.41
                --------------------------------------------------------------------------------------------------------------------